Exhibit 32

Section 1350 Certification of Chief Executive Officer

In connection with the Annual Report of AmerisourceBergen Corporation (the "Company") on Form 10-K for the fiscal year ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven H. Collis, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven H. Collis Steven H. Collis Chairman, President and Chief Executive Officer
November 19, 2020

Section 1350 Certification of Chief Financial Officer

In connection with the Annual Report of AmerisourceBergen Corporation (the "Company") on Form 10-K for the fiscal year ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James F. Cleary, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James F. Cleary James F. Cleary Executive Vice President and Chief Financial Officer
November 19, 2020

A signed original of this written statement required by Section 906 has been provided to AmerisourceBergen Corporation and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.